SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 19, 2000


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   0-21637                 95-4592204
(State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)            File Number)          Identification No.)


                    6355 Topanga Canyon Boulevard, Suite 120
                        Woodland Hills, California 91367
                    (Address of Principal Executive Offices)

                                 (818) 346-3653
                         (Registrant's Telephone Number)


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Item 5.    OTHER EVENTS

        On September 19, 2000, we closed a Securities Purchase Agreement with eNewMedia Digital Entertainment Ltd. ("eNewMedia"), a wholly owned subsidiary of eNewMedia Company Limited, whereby eNewMedia purchased 1,130,000 shares of our common stock for a total consideration of $4,837,500. This transaction gives eNewMedia approximately an 11% ownership interest in our company. A copy of the Securities Purchase Agreement is attached to this Form 8-K as Exhibit 99.1.

        Reference is also made to our press release, issued on September 20, 2000, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.2.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

        (c)  EXHIBITS.

               99.1 Securities Purchase Agreement closed as of September 19,
                    2000, by and between Brilliant Digital Entertainment, Inc., and eNewMedia Digital Entertainment Limited.

               99.2 Press Release of the Company, issued September 20, 2000, with respect to eNewMedia's investment in the Company.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 27, 2000                       BRILLIANT DIGITAL ENTERTAINMENT, INC.



                                         By: /S/ MICHAEL OZEN
                                             ----------------------------------
                                             Michael Ozen
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBITS

99.1 Securities Purchase Agreement closed as of September 19, 2000, by and between Brilliant Digital Entertainment, Inc., and eNewMedia Digital Entertainment Limited.

99.2 Press Release of the Company, issued September 20, 2000, with respect to eNewMedia's investment in the Company.